FIRST AMENDMENT TO
              LOAN AGREEMENT DATED JANUARY 14, 1994
            BY AND AMONG BLUE DOLPHIN ENERGY COMPANY,
     BLUE DOLPHIN PIPE LINE COMPANY, BUCCANEER PIPE LINE CO.,
      MISSION ENERGY, INC. D/B/A/ MEI MISSION ENERGY, INC.,
         IVORY PRODUCTION CO., BLUE DOLPHIN SERVICES CO.,
                    AND BANK ONE, TEXAS, N.A.


          This First Amendment to Loan Agreement dated January 14, 1994 (this "First Amendment") by and among BLUE DOLPHIN ENERGY COMPANY, BLUE DOLPHIN PIPE LINE COMPANY, BUCCANEER PIPE LINE CO., MISSION ENERGY, INC. D/B/A/ MEI MISSION ENERGY, INC., IVORY PRODUCTION CO., AND BLUE DOLPHIN SERVICES CO. (collectively, the "Borrower") and BANK ONE, TEXAS, N.A., a national banking association (the "Bank") is entered into on this 7th day of February, 1995.

                       W I T N E S S E T H:

          Borrower and Bank entered into a Loan Agreement dated
January 14, 1994 (the "Loan Agreement").

          Borrower has requested that Bank amend certain covenants in the Loan Agreement so that Blue Dolphin Energy Company may form a wholly owned Subsidiary, Blue Dolphin Acquisition Company, a Delaware corporation, and Blue Dolphin Acquisition Company may then merge with Petroport L.C., a Texas limited liability company, with Blue Dolphin Acquisition Company being the survivor of such merger.

          Bank is willing to enter into the requested amendment subject to and conditioned upon the amendment of certain other provisions of the Loan Agreement.

          NOW, THEREFORE, in consideration of the promises herein contained, and each intending to be legally bound hereby, the parties agree as follows:

I.    AMENDMENTS TO LOAN AGREEMENT.

      SECTION 1.01 is amended by adding the following definitions thereto:

          "BDAC" shall mean Blue Dolphin Acquisition Company, a Delaware corporation to be formed as a wholly owned subsidiary of the Parent Company, as permitted by Sections 7.03 and 7.13.

          "First Amendment" shall mean that certain First
          Amendment to the Loan Agreement, entered into by Bank and Borrower on February 7, 1995.

          "MERGER AGREEMENT" shall mean that certain agreement entitled "A Plan and Agreement of Merger" to be entered into by and among the Parent Company, BDAC, Petroport L.C., a Texas limited liability company, and the current owners of Petroport L.C., which shall be in substantially the form attached as Exhibit "A" to the First Amendment.

      SECTION 5.25 is amended to read:

          SUBSIDIARIES.  The Parent Company has no
          Subsidiaries other than the Dolphin Subsidiaries and BDAC, which is the surviving entity resulting from the merger of BDAC and Petroport L.C. pursuant to the Merger Agreement, the name of which may be changed from BDAC to Petroport, Inc. following the merger.

      SECTION 5.27, which reads as follows, is hereby added to the Loan Agreement:

          Section 5.27 REPRESENTATIONS AND WARRANTIES REGARDING SUBSIDIARIES. The representations and warranties stated in Sections 5.01, 5.04, 5.06, 5.07, 5.08, 5.12, 5.14, 5.17, and 5.20 are true not only as to each Borrower, but are also true with respect to each of its Subsidiaries that is not a party to this Loan Agreement, to the same extent as if such representations and warranties had also been made by and with respect to such Subsidiary.

      SECTION 6.38, which reads as follows, is hereby added to the Loan Agreement:

          Section 6.38 AFFIRMATIVE COVENANTS REGARDING SUBSIDIARIES. Each Borrower will cause each of its Subsidiaries that is not a party to this Loan Agreement to perform the covenants stated in the following enumerated Sections of the Loan Agreement with the same effect as if said covenants had also been entered into by and with respect to each such
          Subsidiary: Sections 6.02 through 6.06, 6.08, 6.10 through 6.12, 6.14 through 6.17, 6.20 through 6.28,
          6.30, and 6.37.

      SECTION 7.01 is amended to read:

          "OTHER INDEBTEDNESS. No Borrower will incur, create, assume or permit to exist, or permit any of its Subsidiaries to incur, create, assume or permit to exist, any Indebtedness, except (i) Indebtedness to Bank, (ii) existing Indebtedness among or between any of the Borrowers, as described on the Financial Statements dated September 30, 1993, (iii) accounts payable in the ordinary course of business, (iv) letters of credit or performance bonds required to be obtained by any Borrower or any of its Subsidiaries in the normal course of its business to assure the proper plugging and abandonment of oil and gas drilling or production locations,
          (v) Indebtedness among the Borrowers as described in
          Section 7.06, and (vi) Indebtedness arising from the endorsement of instruments for collection in the ordinary course of business. Notwithstanding anything to the contrary set forth in this Agreement or in any other Loan Document, the Bank agrees that it will permit the Borrowers to establish the Newfield/MMS Funding Arrangement (defined herein as defined in Schedule 2 hereto), and shall execute such partial releases, subordination agreements, and other documents as are reasonably necessary to enable Ivory to establish the Newfield/MMS Funding Arrangement."

      SECTION 7.03 is amended by deleting the first sentence of that Section and inserting the following text in its place:

          No Borrower will make any advance, loan, extension of credit, capital contribution to, or investment in any person, except: (a) as permitted elsewhere in this Agreement (including, but not limited to Section 7.06), and (b) a loan or capital contribution from the Parent Company to BDAC in an amount not to exceed $300,000.00 for purposes of forming BDAC, as permitted by Section 7.13, consummating the Merger Agreement, and paying costs and expenses generally relating to or associated with such activities and/or transactions.

      SECTION 7.08 is amended to read:

          NATURE OF BUSINESS. No Borrower will engage in any business concerning the Borrowing Base Assets or the Collateral Property other than the business in which it is engaged as of the date hereof; provided that this covenant shall not preclude BDAC from continuing the business of Petroport L.C. following the consummation of the merger contemplated by the Merger Agreement.

      SECTION 7.13 is amended to read:

          CHANGES IN CORPORATE STRUCTURE. Consolidate, merge with, or purchase (for cash or securities) all or part of the assets or capital stock of any corporation, firm, association or enterprise, or allow any such entity to be merged into the Parent Company or any of its Subsidiaries, nor shall the Parent Company or any of its Subsidiaries cause or permit any change to occur in the ownership of the capital stock of the Subsidiaries or the basic business operations of the Parent Company or any of its Subsidiaries; except that: (a) the Parent Company shall be permitted, within thirty (30) days from the date of the First Amendment, to form as a wholly owned subsidiary a new Delaware corporation to be named Blue Dolphin Acquisition Company, using funding from a loan or capital contribution made by the Parent Company as permitted by Section 7.03, and
          (b) the Parent Company and BDAC shall be permitted, for a period of thirty (30) days from the date of the First Amendment, to enter into the Merger Agreement with Petroport L.C. and the owners of Petroport L.C., provided the Merger Agreement is executed by all intended signatory parties, as designated therein, within thirty (30) days from the date of the First Amendment.

      SECTION 7.16, which reads as follows, is hereby added to the Loan Agreement:

          Section 7.16   NEGATIVE COVENANTS REGARDING
          SUBSIDIARIES. Each Borrower will cause each of its Subsidiaries that is not a party to this Loan Agreement to perform and observe the negative covenants stated in the following enumerated Sections of the Loan Agreement with the same effect as if said covenants had also been entered into by and with respect to each such Subsidiary: Sections
          7.01 through 7.08, 7.10, 7.12 through 7.14; provided
          that the Subsidiaries which are not Borrowers shall not be entitled to receive any of the short term cash advances referred to in Section 7.06; and provided further that Section 7.13 shall not be deemed to preclude the consummation of the transactions contemplated by the Merger Agreement.

II. EXTENT OF AMENDMENTS. This First Amendment shall not be deemed to be a waiver by Bank of any covenant, condition or obligation on the part of the Borrower under the Loan Agreement, as amended hereby, except as expressly set forth herein. In addition, this First Amendment shall in no respect evidence any commitment by the Bank to grant any future waivers of any covenant, condition or obligation on the part of the Borrower under the Loan Agreement, as amended hereby. Any further waivers or consents must be specifically agreed to in writing in accordance with Section 9.10 of the Loan Agreement.

III. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. To induce the Bank to enter into this First Amendment, each Borrower hereby reaffirms, represents, and warrants that as of the date hereof and after taking into consideration the consummation of the transactions contemplated under the Merger Agreement and in all other documents executed pursuant thereto:

      A. The execution and delivery of this First Amendment and the performance by the Borrower of its obligations under this First Amendment are within the Borrower's power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

      B. This First Amendment represents the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

      C. Since the date of the Loan Agreement, no change, event or state of affairs has occurred and is continuing which would constitute an Event of Default or an Unmatured Event of Default.

      D. The form of Merger Agreement attached hereto as Exhibit "A" is a true and complete copy of the form of Merger Agreement that has been negotiated, to date, among the parties designated therein, and promptly after the Parent Company and BDAC have entered into the Merger Agreement with the other parties designated therein, the Parent Company shall provide to the Bank true and complete copies of the fully executed Merger Agreement and of all agreements and instruments to be executed or entered into in connection therewith.

IV. DEFINED TERMS. Terms used herein that are defined in the Loan Agreement shall have the same meanings herein, unless the context otherwise requires.

V. REAFFIRMATION OF LOAN AGREEMENT. This First Amendment shall be deemed to be an amendment to the Loan Agreement, and the Loan
Agreement, as amended hereby, is hereby ratified, adopted and confirmed in each and every respect.

VI. GOVERNING LAW. THIS First Amendment SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This First Amendment has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between the Borrower and the Bank, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this First Amendment or any other Loan Documents; and venue in any such dispute whether in federal or state court shall be laid in Harris County, Texas.

VII. SEVERABILITY. Whenever possible each provision of this First Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this First Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this First Amendment.

VIII. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by the different parties on separate counterparts on different dates, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

IX.   SECTION CAPTIONS.  Section captions used in this First
Amendment are for convenience of reference only, and shall not affect the construction of this First Amendment.

X. SUCCESSORS AND ASSIGNS. This First Amendment shall be binding upon the Borrower, the Bank and its respective successors and assigns, and shall inure to the benefit of the Borrower, the Bank and the respective successors and assigns of the Bank.

XI. NON-APPLICATION OF CHAPTER 15 OF TEXAS CREDIT CODE. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Texas Civil Statutes, Article 5069-15) are specifically declared by the parties hereto not to be applicable to this First Amendment or any of the other Loan Documents or to the transactions contemplated hereby.

XII. NOTICE. THE LOAN AGREEMENT, AS HEREBY AMENDED, EMBODIES THE ENTIRE AGREEMENT BETWEEN THE BORROWER AND THE BANK AND SUPERSEDES ALL PRIOR PROPOSALS, AGREEMENTS AND UNDERSTANDINGS RELATING TO THE SUBJECT MATTER HEREOF. THE BORROWER CERTIFIES THAT IT IS RELYING ON NO REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT EXCEPT FOR THOSE SET FORTH IN THE LOAN AGREEMENT, AS HEREBY AMENDED, AND THE OTHER DOCUMENTS PREVIOUSLY EXECUTED IN CONNECTION THEREWITH.

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

                              BORROWERS:

                              BLUE DOLPHIN ENERGY COMPANY


                              By:  Michael J. Jacobson
                                   Michael J. Jacobson
                                   President


                              BLUE DOLPHIN PIPE LINE COMPANY


                              By:  Michael J. Jacobson
                                   Michael J. Jacobson
                                   President


                              BUCCANEER PIPE LINE CO.


                              By:  Michael J. Jacobson
                                   Michael J. Jacobson
                                   President


                              MISSION ENERGY, INC. dba
                              MEI MISSION ENERGY, INC.


                              By:  Michael J. Jacobson
                                   Michael J. Jacobson
                                   President


                              IVORY PRODUCTION CO.


                              By:  Michael J. Jacobson
                                   Michael J. Jacobson
                                   President


                              BLUE DOLPHIN SERVICES CO.


                              By:  Michael J. Jacobson
                                   Michael J. Jacobson
                                   President



                              BANK:

                              BANK ONE, TEXAS, N.A.

                              By: Melanie M. Ottens
                                  Melanie M. Ottens
                                  Vice President